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CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated February 12, 1997, in Post Effective Amendment No. 8 to the Registration Statement (Form S-1 No. 33-38066) and related Prospectus of SBM Certificate Company.

                                                          /s/ Ernst & Young LLP


Louisville, Kentucky
February 26, 1997